UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report May 22, 2023

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM ImmunoTech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 1.01 Entry into a material definitive agreement.

On May 22, 2023, AIM ImmunoTech Inc. (the “Company”) and the Japanese National Institute of Infectious Disease (the “JNIID”) entered into a Material Transfer and Research Agreement (the “Agreement). Pursuant to the “Agreement, the JNIID will conduct research on Ampligen’s capacity to prevent viral shedding in respiratory virus infections (the “Research Project”). The Company will supply JNIID, free of charge with sufficient quantities of Ampligen to conduct the Research Project. Each party will retain the rights to its own intellectual property and ownership of intellectual property arising out of the Research Project shall follow inventorship under U.S. patent and trademark law. Should the results of the Research Agreement be favorable, the parties would need to enter into a license agreement to proceed further. The Agreement will terminate upon the earlier of: the completion of the Research Project, written agreement signed by authorized representative of the Company, or one year from the effective date of that agreement. The parties also entered into a mutual confidentiality agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed hereto as Exhibit 10.1.

Forward-Looking Statements

This current report on Form 8-K (including the Exhibits filed herewith) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties, including whether the Research Project will generate positive results and whether the parties will proceed further. Among other things, for those statements, the Company claims the protection of safe harbor for forward-looking statements contained in the PSLRA. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. The information found on the Company’s website is not incorporated by reference into this press release and is included for reference purposes only.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Material Transfer and Research Agreement, dated as of May 22, 2023, by and between AIM ImmunoTech Inc. and Japanese National Institute of Infectious Disease. (portions of this agreement have been redacted in compliance with Regulation S-K Item 601(b)(10))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

May 30, 2023	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO